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                                                                    Exhibit 99.2

                      FORM OF NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF
                   10 3/4% SENIOR SUBORDINATED NOTES DUE 2009
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                           KING PHARMACEUTICALS, INC.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of King Pharmaceuticals, Inc. (the "Company") made pursuant to the Prospectus, dated _____________________, 1999 (the "Prospectus"), if certificates for the outstanding 10 3/4% Senior Subordinated Notes Due 2009 of the Company (the "Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Union Planters Bank, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                    UNION PLANTERS BANK, N.A., EXCHANGE AGENT

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
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By Mail (registered or certified      By Facsimile Transmission (for            By Hand or Overnight Courier:
mail recommended):                    Eligible Institutions only):
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
Union Planters Bank, N.A.                           (901)580-5411               Union Planters Bank, N.A.
6200 Poplar Avenue                                                              6200 Poplar Avenue
Memphis, Tennessee 38119                                                        Third Floor
                                                                                Memphis, Tennessee 38119
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                       Confirm Receipt of Notice of Guaranteed Delivery by Telephone:
                                             (901)580-5510
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    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.



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LADIES AND GENTLEMEN:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

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                            PLEASE SIGN AND COMPLETE
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
Signature of Registered Holder(s) or Authorized
Signatory:
          ---------------------------------

-------------------------------------------

-------------------------------------------
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Name(s) of Registered Holder(s):                  Area Code and Telephone No.:

-------------------------------------------       --------------------------------------------------

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Principal amount of Notes Tendered:               If Notes will be delivered by book-entry transfer,
                                                  check trust company below:
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                                                  ------      The Depository Trust Company
                                                  ------      Midwest Securities Trust Company
                                                  ------      Philadelphia Depository Trust Company

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Certficate No.(s) of Notes (if available):        Depository Account No.:
                                                                          --------------------------
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         Must be signed by the Holder(s) of Notes as their name(s) appear(s) on certificates for Notes or on a security position listing, or by person(s)
authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)
Name(s):
        ------------------------------------------------------------------------
Capacity:
         -----------------------------------------------------------------------
Address(es):
            --------------------------------------------------------------------
Account Number:
               -----------------------------------------------------------------

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Notes being tendered hereby or confirmation of book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:                                Authorized Signature:
             ---------------------------
Address:
        --------------------------------     -----------------------------------
Area Code and Telephone No.:( )              Name:
                               ---------           -----------------------------
                                                       (PLEASE TYPE OR PRINT)


                                             Title:
                                                    ----------------------------

                                             Dated:
                                                    ----------------------------

NOTE: DO NOT SEND CERTIFICATES OF NOTES WITH THIS FORM. CERTIFICATES OF NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.